Putnam
Capital Appreciation
Fund


9| 30| 06

Prospectus

CONTENTS
Fund summary	2
Goal	2
Main investment strategies	2
Main risks	2
Performance information	2
Fees and expenses	4
What are the fund’s main investment
strategies and related risks?	6
Who manages the fund?	10
How does the fund price its shares?	15
How do I buy fund shares?	16
How do I sell fund shares?	25
How do I exchange fund shares?	27
Policy on excessive short-term trading	28
Fund distributions and taxes	32
Financial highlights	33

Class A, B, C, M, R and Y shares
Investment Category: Blend


This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may qualify for sales charge discounts on class A or class M shares. Please notify your financial advisor of other accounts that may help you obtain a sales charge discount. See “How do I buy fund shares?” for details.

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class A shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance.

2   P R O S P E C T U S

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Year to date performance through 6/30/06 was 2.39%. During the periods shown in the bar chart, the highest return for a quarter was 23.87% (quarter ending 12/31/99) and the lowest return for a quarter was –19.07% (quarter ending 9/30/01).


Average Annual Total Returns (for periods ending 12/31/05)


	Past	Past	Past
	1 year	5 years	10 years

Class A before taxes	2.14%	–0.81%	6.91%
Class A after taxes on distributions	2.03%	–0.84%	5.84%
Class A after taxes on distributions
and sale of fund shares	1.39%	–0.70%	5.51%
Class B before taxes	2.04%	–0.89%	6.71%
Class C before taxes	6.01%	–0.50%	6.85%
Class M before taxes	3.75%	–0.90%	6.59%
Class R before taxes	7.56%	0.01%	7.21%
Class Y before taxes	7.86%	0.27%	7.49%
Russell 3000 Index
(no deduction for fees, expenses or taxes)	6.12%	1.58%	9.20%

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges (which for class M shares reflects a reduction that took effect after 12/31/04); class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/05 and, for class B shares, does not assume conversion to class A shares after eight years. For periods before the inception of class C shares (7/14/00), class M shares (1/22/96) , class R shares (12/1/03) and class Y shares (10/4/05), performance shown for these classes in the

3   P R O S P E C T U S

table is based on the performance of the fund’s class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by class C, class M and class R shares, but not adjusted to reflect the absence of 12b-1 fees on class Y shares. The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses.


The fund’s performance is compared to the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund’s last fiscal year.

Shareholder Fees (fees paid directly from your investment)*


		Maximum Deferred
		Sales Charge (Load)
	Maximum Sales	(as a percentage of
	Charge (Load)	the original purchase	Maximum
	Imposed on Purchases	price or redemption	Redemption Fee***
	(as a percentage	proceeds, whichever	(as a percentage of total
	of the offering price)	is lower)	redemption proceeds)

Class A	5.25%	NONE**	2.00%
Class B	NONE	5.00%	2.00%
Class C	NONE	1.00%	2.00%
Class M	3.25%	NONE**	2.00%
Class R	NONE	NONE	2.00%
Class Y	NONE	NONE	2.00%

4   P R O S P E C T U S


Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

				Total Annual
	Management	Distribution	Other	Fund Operating
	Fees	(12b-1) Fees	Expenses****	Expenses****

Class A	0.62%	0.25%	0.42%	1.29%
Class B	0.62%	1.00%	0.42%	2.04%
Class C	0.62%	1.00%	0.42%	2.04%
Class M	0.62%	0.75%	0.42%	1.79%
Class R	0.62%	0.50%	0.42%	1.54%
Class Y	0.62%	N/A	0.42%	1.04%


* Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See “How do I buy fund shares?” for details.

** A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 2.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.


****Actual other expenses and total fund operating expenses were lower due to a one-time expense reimbursement from Putnam Investments as described in the notes to the financial highlights.


EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.


	1 year	3 years	5 years	10 years

Class A	$649	$913	$1,195	$2,000
Class B	$707	$940	$1,298	$2,176*
Class B (no redemption)	$207	$640	$1,098	$2,176*
Class C	$307	$640	$1,098	$2,369
Class C (no redemption)	$207	$640	$1,098	$2,369
Class M	$501	$870	$1,263	$2,362
Class R	$157	$486	$839	$1,834
Class Y	$106	$331	$574	$1,271


* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

5   P R O S P E C T U S

What are the fund’s main investment
strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in stocks. We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

6   P R O S P E C T U S

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.


* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.


Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.


* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes, including as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market


7   P R O S P E C T U S

conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.


Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.


Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).


* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, and debt instruments. The fund may also loan its portfolio securities to earn additional income. These practices may be subject to other risks, as described in the SAI.


* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

8   P R O S P E C T U S

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.


* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,511,436 in brokerage commissions during the last fiscal year, representing 0.21% of the fund’s average net assets. Of this amount, $194,657, representing 0.03% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class A shares results in a “combined cost ratio” of 1.50% of the fund’s average net assets for class A shares for the last fiscal year.


Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

9   P R O S P E C T U S


Turnover Comparison

	2006	2005	2004	2003	2002

Putnam Capital
Appreciation Fund	95%	121%	111%	107%	134%

Lipper Multi-Cap
Core Funds Average*	71%	69%	70%	72%	77%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of June 30, 2006.

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.


* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the web-site until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?


The fund’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract is discussed in the fund’s annual report to shareholders dated May 31, 2006. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.62% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.


10   P R O S P E C T U S

* Investment management teams. Putnam investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the U.S. Core and U.S. Small- and Mid-Cap Core Teams manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the teams’ efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the teams also include other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.


	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

James Wiess	2004	Putnam Management	Chief Investment Officer,
		2000 – Present	U.S. Core Team
Previously, Senior
Portfolio Manager

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Richard Cervone	2004	Putnam Management	Portfolio Manager
		1998 – Present	Previously, Analyst

Joseph Joseph	1999	Putnam Management	Chief Investment Officer,
		1994 – Present	Global Core Small Cap
Previously, Senior Portfolio
Manager

* Other funds managed by the Portfolio Leader and Portfolio Members. As of the fund’s fiscal year-end, James Wiess was also a Portfolio Leader of Putnam Investors Fund and Putnam Tax Smart Equity Fund. Richard Cervone was also a Portfolio Member of Putnam Investors Fund and Putnam Tax Smart Equity Fund and Joseph Joseph was also a Portfolio Leader of Putnam Capital Opportunities Fund and Putnam International Capital Opportunities Fund. James Wiess, Richard Cervone and Joseph Joseph may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended May 31, 2006, Portfolio Leader Joshua Brooks and Portfolio Member James Yu left the fund’s management team. Portfolio Member James Wiess became the fund’s Portfolio Leader. Individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include

11   P R O S P E C T U S

Joshua Brooks (August 2004 to August 2005) and Michael Nance (May 2002 to August 2004).


* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Fund Portfolio Leader and Portfolio Members

			$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

James Wiess	2006			•

Portfolio Leader	2005	•

Richard Cervone	2006				•

Portfolio Member	2005			•

Joseph Joseph	2006						•

Portfolio Member	2005	•

* Investment in the fund by Putnam employees and the Trustees. As of May 31, 2006, all of the 11 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund’s Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Fund	All Putnam funds

Putnam employees	$4,000,000	$422,000,000

Trustees	$ 225,000	$ 93,000,000

The following table shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of the end of the fund’s last two fiscal years.

12   P R O S P E C T U S

Putnam Executive Board

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	•

Chief Technology Officer	2005	•

Joshua Brooks	2006				•

Deputy Head of Investments	2005				•

William Connolly	2006	•

Head of Retail Management	N/A

Kevin Cronin	2006	•

Head of Investments	2005	•

Charles Haldeman, Jr.	2006			•

President and CEO	2005			•

Amrit Kanwal	2006	•

Chief Financial Officer	2005	•

Steven Krichmar	2006	•

Chief of Operations	2005	•

Francis McNamara, III	2006		•

General Counsel	2005		•

Richard Robie, III	2006	•

Chief Administrative Officer	2005	•

Edward Shadek	2006				•

Deputy Head of Investments	2005			•

Jeffrey Peters	N/A

Head of International Business	N/A

Sandra Whiston	2006	•

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of the reporting date.


* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Multi-Cap Core Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

13   P R O S P E C T U S


* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.


In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.


* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.


14   P R O S P E C T U S

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities

15   P R O S P E C T U S

markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?


You can open a fund account with as little as $500 and make subsequent investments in any amount. The minimum investment is waived if you make regular investments weekly, semi-monthly, or monthly through automatic deductions through your bank checking or savings account. Currently, Putnam is waiving the minimum, but reserves the right to reject initial investments under the minimum.


The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.


You can open an account:


* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.


Alternatively, you may request an account application from Putnam Investor Services. Simply complete the application and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

* Through systematic investing. You may open an account by filling out the systematic investing section of the account application. Simply specify a frequency of regular investments (weekly, semi-monthly or monthly) through automatic deductions from your bank checking or


16   P R O S P E C T U S


savings account. Application forms are available through your advisor or by calling Putnam Investor Services at 1-800-225-1581.

* Through your employer’s retirement plan. If you participate in a retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.


Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.


Other methods of making subsequent investments:

Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.


17   P R O S P E C T U S


The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.


WHICH CLASS OF SHARES IS BEST FOR ME?


This prospectus offers you a choice of four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares, and certain investors described below may also choose class Y shares. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the “Fees and expenses” section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Please consult your financial advisor as to which share class is most appropriate for you. Here is a summary of the differences among the classes of shares:


Class A shares

* Initial sales charge of up to 5.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

Class B shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

* Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

18   P R O S P E C T U S

Class C shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of 1.00% if shares are sold within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class C shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work immediately

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

19   P R O S P E C T U S


Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

* qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

* bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

* corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

* college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code; and

* other Putnam funds and Putnam investment products.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

* No initial sales charge; your entire investment goes to work immediately

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees

Initial sales charges for class A and M shares

	Class A sales charge		Class M sales charge
	as a percentage of*:		as a percentage of*:

Amount of purchase	Net amount	Offering	Net amount	Offering
at offering price ($)	invested	price**	invested	price**

Under 50,000	5.54%	5.25%	3.36%	3.25%
50,000 but under 100,000	4.17	4.00	2.30	2.25
100,000 but under 250,000	3.09	3.00	1.27	1.25
250,000 but under 500,000	2.30	2.25	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

20   P R O S P E C T U S

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts:”

* Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

* Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a speci-fied amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

21   P R O S P E C T U S

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)


In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at www.putnam.com/individual by selecting “Mutual Funds,” and in the SAI.


Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within 18 months of purchase. A different CDSC may apply to class A shares purchased before October 3, 2005 and redeemed within two years of purchase. Please see the SAI for more information. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.


Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.


* You may be eligible for reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales

22   P R O S P E C T U S

charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

* Payments to dealers. If you purchase your shares through a dealer (the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading “Fees and Expenses” at the front of this prospectus.


Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail

23   P R O S P E C T U S


Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading “Fees and Expenses.”

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other

24   P R O S P E C T U S

Putnam funds on an annual basis. See the discussion in the SAI under the heading “Management — Investor Servicing Agent and Custodian” for more details.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.


How do I sell fund shares?

You can sell your shares back to the fund any day the NYSE is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the

25   P R O S P E C T U S

longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable sales charge and short-term trading fee.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certifi-cates for the shares you want to sell, you must include them along with completed stock power forms.


By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.



* Shares held through your employer’s retirement plan. For information on how to sell shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.


26   P R O S P E C T U S


* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.


* Payment information. The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000.


27   P R O S P E C T US

The telephone exchange privilege is not available if the fund issued certifi-cates for your shares. You may also exchange shares via the Internet at www.putnam.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states. Subject to any restrictions your employer’s retirement plan imposes, you can exchange fund shares purchased through the plan for shares of other Putnam funds offered through the plan. Contact your plan administrator for more information.


The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant’s account for 5 days or less. The short-term trading fee will not apply in certain circumstances, such as exchanges in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may


28   P R O S P E C T US

experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.


When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.


Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below investment grade bonds.


* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the

29   P R O S P E C T US

necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or the fund considers to be excessive or inappropriate, Putnam Management will issue the investor and the financial intermediary involved in the activity, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

In addition to enforcing these exchange parameters, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

* Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to suffi-cient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam

30   P R O S P E C T US

Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund’s policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

31   P R O S P E C T US

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as “undeliverable,” fund distributions will automatically be reinvested in the fund or in another Putnam fund.


For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund. Generally, periodic distributions from the fund to the plan are reinvested in additional fund shares, although the plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.


For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Properly designated distributions of gains from investments that the fund owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the fund owned for one year or less are taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

32   P R O S P E C T U S

Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.


The fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.


Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

33   P R O S P E C T US

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset	Net	realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	investment	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	(loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
May 31, 2006	$18.45	.01(d,e)	2.21	2.22	(.06)	(.06)	—(g)	$20.61	12.06	$514,931	1.26(d,e)	.04(d,e)	94.76
May 31, 2005	16.55	.10(d,f)	1.82	1.92	(.02)	(.02)	—(g)	18.45	11.59	429,902	1.28(d)	.60(d,f)	121.26
May 31, 2004	14.24	(.01)(d)	2.32	2.31	—	—	—	16.55	16.22	416,249	1.23(d)	(.07)(d)	111.20
May 31, 2003	15.89	—(g)	(1.65)	(1.65)	—	—	—	14.24	(10.38)	495,165	1.22	.01	107.08
May 31, 2002	18.32	—(g)	(2.43)	(2.43)	—	—	—	15.89	(13.26)	697,394	1.08	.02	133.78

CLASS B
May 31, 2006	$17.45	(.15)(d,e)	2.10	1.95	—	—	—(g)	$19.40	11.18	$120,192	2.01(d,e)	(.70)(d,e)	94.76
May 31, 2005	15.76	(.02)(d,f)	1.71	1.69	—	—	—(g)	17.45	10.72	267,369	2.03(d)	(.14)(d,f )	121.26
May 31, 2004	13.66	(.12)(d)	2.22	2.10	—	—	—	15.76	15.37	348,212	1.98(d)	(.82)(d)	111.20
May 31, 2003	15.35	(.09)	(1.60)	(1.69)	—	—	—	13.66	(11.01)	391,161	1.97	(.74)	107.08
May 31, 2002	17.84	(.12)	(2.37)	(2.49)	—	—	—	15.35	(13.96)	554,719	1.83	(.73)	133.78

CLASS C
May 31, 2006	$17.81	(.14)(d,e)	2.14	2.00	—	—	—(g)	$19.81	11.23	$3,717	2.01(d,e)	(.71)(d,e)	94.76
May 31, 2005	16.09	(.03)(d,f)	1.75	1.72	—	—	—(g)	17.81	10.69	3,460	2.03(d)	(.15)(d,f )	121.26
May 31, 2004	13.94	(.12)(d)	2.27	2.15	—	—	—	16.09	15.42	3,547	1.98(d)	(.83)(d)	111.20
May 31, 2003	15.67	(.10)	(1.63)	(1.73)	—	—	—	13.94	(11.04)	2,993	1.97	(.74)	107.08
May 31, 2002	18.21	(.12)	(2.42)	(2.54)	—	—	—	15.67	(13.95)	3,405	1.83	(.71)	133.78

CLASS M
May 31, 2006	$17.74	(.09)(d,e)	2.13	2.04	—	—	—(g)	$19.78	11.50	$14,035	1.76(d,e)	(.46)(d,e)	94.76
May 31, 2005	15.98	.02(d,f)	1.74	1.76	—	—	—(g)	17.74	11.01	16,984	1.78(d)	.11(d,f)	121.26
May 31, 2004	13.82	(.09)(d)	2.25	2.16	—	—	—	15.98	15.63	19,280	1.73(d)	(.57)(d)	111.20
May 31, 2003	15.49	(.06)	(1.61)	(1.67)	—	—	—	13.82	(10.78)	24,702	1.72	(.49)	107.08
May 31, 2002	17.96	(.08)	(2.39)	(2.47)	—	—	—	15.49	(13.75)	38,646	1.58	(.48)	133.78

CLASS R
May 31, 2006	$18.38	(.02)(d,e)	2.18	2.16	(.05)	(.05)	—(g)	$20.49	11.76	$64	1.51(d,e)	(.24)(d,e)	94.76
May 31, 2005	16.54	.07(d,f)	1.80	1.87	(.03)	(.03)	—(g)	18.38	11.29	15	1.53(d)	.39(d,f)	121.26
December 1, 2003†-
May 31, 2004	15.82	(.02)(d)	.74	.72	—	—	—	16.54	4.55	8	.74(d)	(.19)(d)	111.20

CLASS Y
October 4, 2005†-
May 31, 2006	$19.55	.05(d,e)	1.10	1.15	(.07)	(.07)	—(g)	$20.63	5.90*	$6,852	.66*(d,e)	.18*(d,e)	94.76

See notes to financial highlights at the end of this section.

34	P R O S P E C T U S	35	P R O S P E C T U S

Financial highlights (Continued)

* Not annualized.

† Commencement of operations.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.


(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.


(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts:

	5/31/06	5/31/05	5/31/04

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

Class R	<0.01	<0.01	<0.01

Class Y	<0.01	N/A	N/A

(e) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended May 31, 2006.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	net assets

Class A	$0.03	0.14%

Class B	0.02	0.12

Class C	0.02	0.14

Class M	0.02	0.13

Class R	0.03	0.18

Class Y	N/A	N/A

(g) Amount represents less than $0.01 per share.


36   P R O S P E C T U S

Make the most of your Putnam privileges


The following services are available to you as a Putnam mutual fund shareholder.

* SYSTEMATIC INVESTMENT PLAN Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

* SYSTEMATIC WITHDRAWAL Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.


* SYSTEMATIC EXCHANGE Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

* EXCHANGE PRIVILEGE Exchange money between Putnam funds in the same class of shares. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.


A 2.00% short-term trading fee will apply to exchanges of shares from Putnam funds (other than money market funds) held for 5 days or less. A separate 1.00% short-term trading fee may apply to exchanges of shares of certain Putnam funds that occur within 6 to 90 days of purchase. Please read the prospectus of the applicable fund for more details.


Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at www.putnam.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.

37  P R O S P E C T U S

Putnam Family of Fundsa

The following is a complete list of Putnam’s open-end mutual funds offered to the public. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS
Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

PUTNAM BLEND FUNDS
Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund®
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fundb

PUTNAM INCOME FUNDS
Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Floating Rate Income Fund
Putnam Global Income Trust
Putnam High Yield Advantage Fundb
Putnam High Yield Trust

38   P R O S P E C T U S


PUTNAM INCOME FUNDS (cont.)
Putnam Income Fund
Putnam Limited Duration Government Income Fund
Putnam Money Market Fundc
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS
Putnam AMT-Free Insured Municipal Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fundc
Putnam Tax-Free High Yield Fund

Putnam State Tax-Free Income Fundsd
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

PUTNAM ASSET ALLOCATION FUNDS
Putnam Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.
The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio


PUTNAM RETIREMENTREADY® FUNDS

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund


a As of 8/30/06.


b Closed to new investors.

c An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in such funds.


d Not available in all states.


39   P R O S P E C T U S

For more information
about Putnam Capital
Appreciation Fund

The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 41203
Providence, Rhode Island 02940-1203

www.putnam.com

File No. 811-07061	237322 9/06

Putnam Capital Appreciation Fund

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


9/30/06

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report or a prospectus dated 9/30/06, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at www.putnam.com or write Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

502131



Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-1
INVESTMENT RESTRICTIONS	I-2
CHARGES AND EXPENSES	I-3
OTHER ACCOUNTS MANAGED BY THE FUND'S PORTFOLIO MANAGERS	I-14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL	I-15
STATEMENTS

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-1
TAXES	II-31
MANAGEMENT	II-38
DETERMINATION OF NET ASSET VALUE	II-54
HOW TO BUY SHARES	II-56
DISTRIBUTION PLANS	II-66
INVESTOR SERVICES	II-73
SIGNATURE GUARANTEES	II-76
REDEMPTIONS	II-76
SHAREHOLDER LIABILITY	II-77
DISCLOSURE OF PORTFOLIO INFORMATION	II-77
PROXY VOTING GUIDELINES AND PROCEDURES	II-78
SECURITIES RATINGS	II-79
DEFINITIONS	II-83
APPENDIX A	II-84


SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION


Putnam Capital Appreciation Fund is a Massachusetts business trust organized on May 4, 1993. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated September 20, 1996, the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.65% of the first $500 million of the fund's average net assets;

0.55% of the next $500 million of the fund's average net assets;

0.50% of the next $500 million of the fund's average net assets;

0.45% of the next $5 billion of the fund's average net assets;

0.425% of the next $5 billion of the fund's average net assets;

0.405% of the next $5 billion of the fund's average net assets;

0.39% of the next $5 billion of the fund's average net assets; and

0.38% of any excess thereafter.

For the past three fiscal years, pursuant to the management contract, the fund incurred the following fees:


			Amount
			management fee
		Amount of	would have been
	Management	management	without expense
Fiscal year	fee paid	fee waived	limitation

2006	$388,833	$10,145	$398,978
2005	$4,593,550	$11,178	$4,604,728
2004	$5,322,515	$776	$5,323,291

Fee waivers for investments in affiliated fund. The fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investment, management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Net management fees paid for fiscal 2006, 2005 and 2004 reflect the waiver of $10,145, $11,178 and $776, respectively, in management fees otherwise payable by the fund to Putnam Management in respect of such investments.


Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:


Brokerage
Fiscal year	commissions

2006	$1,511,436
2005	$2,095,206
2004	$3,273,086

The brokerage commissions for the fund's 2005 fiscal year were lower than the brokerage commissions for the fund's 2004 fiscal year due to decreases in trading volume and lower commission costs.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:

Dollar value	Percentage
of these	of total	Amount of
transactions	transactions	commissions

$197,966,867	11.35%	$194,657

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2006, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

Portion of total
reimbursement for
Total	compensation and
reimbursement	contributions

$26,796	$22,366


Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.


The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2005.

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of shares
	Capital Appreciation Fund	held in all of the Putnam funds
	shares owned	overseen by Trustee

Jameson A. Baxter	$10,001-$50,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Myra R. Drucker	$1-$10,000	over $100,000
John A. Hill	$50,001-$100,000	over $100,000
Paul L. Joskow	$10,001-$50,000	over $100,000
Elizabeth T. Kennan	$1-$10,000	over $100,000
Robert E. Patterson	$1-$10,000	over $100,000
W. Thomas Stephens	$1-$10,000	over $100,000
Richard B. Worley	$1-$10,000	over $100,000
*Charles E. Haldeman, Jr.	$10,001-$50,000	over $100,000
*George Putnam, III	$10,001-$50,000	over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of the fund and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees' meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund's fiscal year, are shown in the table below:

Audit and Compliance Committee*	12
Board Policy and Nominating Committee	12
Brokerage Committee**	9
Contract Committee	15
Distributions Committee	10
Executive Committee	2
Investment Oversight Committees	38
Marketing Committee***	9
Pricing Committee*	12
Shareholder Communications and Relations Committee***	8
Investment Process Committee****	5

* Effective January 2006, the responsibilities of the Audit and Pricing Committee were divided between two separate committees, the Audit and Compliance Committee and the Pricing Committee. The number of meetings also includes the number of meetings held by the Audit and Pricing Committee prior to the formation of the new committees.

** Effective January 2006, the Brokerage and Custody Committee was renamed the Brokerage Committee.

*** Effective January 2006, the responsibilities of the Communication, Service and Marketing Committee were divided between two separate committees, the Marketing Committee and the Shareholder Communications and Relations Committee. The number of meetings also includes the number of meetings held by the Communication, Service and Marketing Committee prior to the formation of the new committees.

****The Investment Process Committee began meeting in January 2006.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2006, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2005:

COMPENSATION TABLE

		Pension or
		retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued as	benefits from	compensation
	compensation	part of	all Putnam	from all
	from the	fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement(1)	funds(2)(3)

Jameson A. Baxter/1994(4)	$2,072	$783	$110,500	$237,250
Charles B. Curtis/2001	$1,987	$1,216	$113,900	$231,500
Myra R. Drucker/2004(4)	$1,871	n/a	n/a	$224,250
Charles E. Haldeman,
Jr./2004	$0	$0	n/a	$0
John A. Hill/1985(4)(5)	$2,956	$1,086	$161,700	$422,813
Ronald J.
Jackson/1996(4)(6)	$50	$650	$107,400	$107,333
Paul L. Joskow/1997(4)	$1,992	$744	$113,400	$228,500
Elizabeth T.
Kennan/1992(4)	$2,025	$1,002	$108,000	$229,250
John H. Mullin,
III/1997(4)(7)	$1,940	$855	$107,400	$220,000
Robert E. Patterson/1984	$1,947	$595	$106,500	$222,000
George Putnam, III/1984(5)	$2,201	$541	$130,300	$262,750
W. Thomas
Stephens/1997(4)	$1,876	$838	$107,100	$211,250
Richard B. Worley/2004	$1,914	n/a	n/a	$218,750

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005. For Mr. Jackson, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(2) As of December 31, 2005, there were 108 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Includes amounts (ranging from approximately $1,500 to $15,250 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and investigatory matters.

(4) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of May 31, 2006, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $11,242; Ms. Drucker - $451; Mr. Hill - $48,155; Mr. Jackson - $21,439; Dr. Joskow - $13,320; Dr. Kennan - $513; Mr. Mullin - $13,174; and Mr. Stephens - $1,239.

(5) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(6) Mr. Jackson retired from the Board of Trustees of the Putnam funds on June 10, 2005.

(7) Mr. Mullin retired from the Board of Trustees of the Putnam funds on June 30, 2006.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.


The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership


At August 31, 2006, the officers and Trustees of the fund, as a group, owned approximately 2.20 % of the fund’s outstanding class Y shares, and less than 1% of the outstanding shares of the funds remaining share classes. Except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

	Shareholder name	Percentage
Class	and address	Owned

	Edward D. Jones & Co.	9.0%
Class A	201 Progress Pkwy.
	Maryland Heights, Mo. 60343-3003

	UBS Financial Services Inc. FBO	5.00%
Class C	P.O. Box 3321
	Weehawken, N.J. 07086-8154

	Edward D. Jones & Co.	5.10%
Class M	201 Progress Pkwy.
	Maryland Heights, Mo. 60343-3003

	Julianna R. Kinstler
Class R	223 E. Wisconsin Ave.	7.30%
	Monticello, Wi. 53570-9632

	MG Trust Company Cust. FBO
Class R	700 17th St. Suite 300	33.50%
	Denver, Co. 80202-3531

	MG Trust Custodian
Class R	700 17th St. Suite 300	49.9%
	Denver, Co. 80202-3531

Class Y*	Putnam Investments Profit Sharing Plan	74.17%

Class Y**	Putnam Investments	10.92%

* The address for the name listed is: c/o Putnam Fiduciary Trust Company, as trustee or agent, One Post Office Square, Boston, MA 02109.

** The address for the names listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062

Distribution fees

During fiscal 2006, the fund paid the following 12b-1 fees to Putnam Retail Management:

Class A	Class B	Class C	Class M	Class R
$1,182,129	$2,125,015	$36,347	$117,514	$178

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

		Sales charges
		retained by
		Putnam Retail
	Total front-	Management	Contingent
	end sales	after dealer	deferred
Fiscal year	charges	concessions	salescharges

2006	$317,500	$25,723	$492
2005	$335,467	$31,124	$458
2004	$436,198	$64,004	$1,011

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Contingent deferred
Fiscal year	sales charges

2006	$150,609
2005	$201,141
2004	$547,975

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Contingent deferred
Fiscal year	sales charges

2006	$148
2005	$253
2004	$2,624

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

		Sales charges
		retained by
	Total front-	Putnam Retail
	end sales	Management after
Fiscal year	charges	dealer concessions

2006	$8,136	$826
2005	$9,411	$1,212
2004	$14,195	$2,410

Investor servicing and custody fees and expenses

During the 2006 fiscal year, the fund incurred $2,448,787and $219,444, respectively, in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

OTHER ACCOUNTS MANAGED BY THE FUND'S PORTFOLIO MANAGERS

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Leader and Portfolio Members managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts
(including separate
			Other accounts that		accounts, managed
Portfolio Leader	Other SEC-registered		pool assets from more		account programs and
or Member	open-end and closed-		than one client		single-sponsor defined
	end funds				contribution plan
offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Richard Cervone	5	$4,804,100,000	2	$70,200,000	5	$68,500,000

Joseph Joseph	5	$2,176,500,000	2	$2,000,000	4	$617,800,000

James Wiess	5	$4,804,100,000	2	$70,200,000	5	$67,200,000


See "Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS


PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended May 31, 2006, filed electronically on July 27, 2006, (File No. 811-07061), are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.


Statement of Additional Information Supplement	October 2, 2006

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

Putnam Capital Appreciation Fund	Putnam Arizona Tax Exempt Income Fund

Putnam Florida Tax Exempt Income Fund	Putnam Massachusetts Tax Exempt Income Fund

Putnam Michigan Tax Exempt Income Fund	Putnam Minnesota Tax Exempt Income Fund

Putnam New Jersey Tax Exempt Income Fund	Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

* * *

Effective October 2, 2006, in the section “Determination of Net Asset Value,” the sixth paragraph is replaced with the following:

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

* * *

In the section “Management,” the first paragraph under the sub-header “The Sub-Manager” is replaced by the following:

PIL, a wholly-owned subsidiary of The Putnam Advisory Company, LLC and an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time. PIL is currently authorized to serve as the sub-manager, to the extent determined by Putnam Management from time to time, for the following funds: Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Global Equity Fund, Putnam Global Natural Resources Fund, Putnam Europe Equity Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam Research Fund and Putnam Utilities Growth & Income Fund. PIL may serve as sub-manager pursuant to the terms of a sub-management agreement between Putnam Management and PIL. Pursuant to the terms of the sub-management agreement, Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam Global Natural Resources Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam Research Fund and Putnam Utilities Growth and Income Fund, if any, managed by PIL from time to time, and 0.40% of the average aggregate net asset value of the portion of Putnam Diversified Income

Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund and Putnam High Yield Trust, if any, managed by PIL from time to time.

* * *

The subsection entitled “Repurchase Agreements” under “Miscellaneous Investments, Investment Practices and Risks” is revised to reflect that the funds may enter into repurchase agreements not only with respect to obligations of the U.S. government or its agencies or instrumentalities, but also with respect to certain other investment-grade fixed-income securities (including without limitation certain corporate bonds and notes, commercial paper, mortgage-backed and asset-backed securities, and short-term securities).

* * *

For the Putnam Florida Tax Exempt Income Fund, the section entitled “Investment Restrictions” is updated to reflect that, under normal market conditions, the fund will invest at least 80% of its net assets in securities issued by the State of Florida, its political subdivisions and their agencies and instrumentalities.

238522 10/02

Prospectus Supplement	October 2, 2006

SUPPLEMENT TO THE PROSPECTUSES OF ALL PUTNAM FUNDS OTHER
THAN MONEY MARKET FUNDS

Changes to short-term trading fees

A 1.0% redemption fee (also referred to as a “short-term trading fee”) will apply to any shares of the following Putnam funds that are purchased on or after October 2, 2006 and redeemed (either by selling or exchanging into another fund) within 90 days of purchase:

Putnam Capital Opportunities Fund	Putnam Europe Equity Fund

Putnam Global Equity Fund	Putnam Global Income Trust

Putnam Global Natural Resources Fund	Putnam High Yield Advantage Fund

Putnam High Yield Trust	Putnam International Capital Opportunities Fund

Putnam International Equity Fund	Putnam International Growth and Income Fund

Putnam International New Opportunities Fund	Putnam Small Cap Growth Fund

Putnam Small Cap Value Fund

---------------

For all other Putnam funds except money market funds, a 1.0% short-term trading fee will apply to any shares that are purchased on or after October 2, 2006 and redeemed (either by selling or exchanging into another fund) within seven days of purchase.

---------------

Effective October 2, 2006, all references to short-term trading fees in the funds’ prospectuses are revised to reflect the fees described above, which replace the 2.0% and, if applicable, 1.0% short-term trading fees described in the prospectus. The short-term trading fee is subject to exceptions described in the prospectus.

Change to currency valuation time

Effective October 2, 2006, the Putnam funds will translate prices for its investments quoted in foreign currencies into U.S. dollars at exchange rates that are generally determined as of 3:00 p.m. Eastern time each day the New York Stock Exchange is open, rather than 11:00 a.m. Eastern time.

Change to class C purchase limit

For all funds that offer class C shares other than tax exempt funds, the fifth bulletpoint under the heading “What class of shares is best for me?” is revised to reflect that the $1,000,000 purchase limit on class C shares does not apply to class C shares sold to qualified employee benefit plans.

237616 9/06